UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2008

Radiant Logistics, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50283	04-3625550
(Commission File Number)	(IRS Employer Identification Number)

1227 120th NE, Bellevue, WA	98005

(Address of Principal Executive Offices)	(Zip Code)

(425) 462-1094

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Cautionary Note Regarding Forward-Looking Statements

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding future operating performance, events, trends and plans. All statements other than statements of historical fact contained herein, including, without limitation, statements regarding the our future financial position, business strategy, budgets, projected revenues and costs, and plans and objectives of management for future operations, are forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” or “believes” or the negative thereof or any variation thereon or similar terminology or expressions. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. For the purposes of such forward-looking statements, we have assumed, among other things, that we will be able to maintain the future operations of Adcom Express, Inc., a newly acquired subsidiary, in a manner consistent with its past practices, our ability over time to integrate the operations of Adcom with our existing operations, as well as our ability to realize expected financial and operational cost and revenue synergies through such integration. Important factors that could cause our actual results to differ from our expectations, include but are not limited to, any discrepancies between the unaudited results of operations of Adcom provided to us in the acquisition process, upon which we have relied, and future audited results of operations for the same period, our reliance on the acquired Adcom management team, the effect that the acquisition will have on Adcom’s existing customers, agents and employees, any material adverse change in the composition of the Adcom customers or agency locations, as well as those risk factors disclosed in Item 1A of our Report on Form 10-K for the year ended June 30, 2007 (as such factors apply to us and can be applied to Adcom) and other filings with the Securities and Exchange Commission and other public documents and press releases which can be found on our web-site (www.radiant-logistics.com). Readers are cautioned not to place undue reliance on our forward-looking statements, as they speak only as of the date made. Such statements are not guarantees of future performance or events and we undertake no obligation to disclose any revision to these forward-looking statements to reflect events or circumstances occurring after the date hereof.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Definitive Agreement

On September 5, 2008, Radiant Logistics, Inc. (the “Company”, “we” or “us”) concurrently entered into and closed upon a Stock Purchase Agreement (the “Agreement”) pursuant to which we acquired all of the issued and outstanding stock of Adcom Express, Inc., a privately held Minnesota corporation. For financial accounting purposes, the transaction was deemed to be effective as of September 1, 2008. The stock was acquired from Robert F. Friedman, the sole shareholder of Adcom. The stock was acquired in an arm’s-length transaction with no material relationship existing between us or any of our executive officers or directors on the one hand, and the selling stockholder on the other, prior to the transaction. The total value of the transaction was $11,050,000, consisting of: (i) $4,750,000.00 in cash paid at the closing; (ii) $250,000 in cash payable shortly after the closing, subject to adjustment, based upon the working capital of Adcom as of August 31, 2008; (iii) up to $2,800,000 in four “Tier-1 Earn-Out Payments” of up to $700,000 each, covering the four year earn-out period through 2012, based upon Adcom achieving certain levels of “Gross Profit Contribution” (as defined in the Agreement), payable 50% in cash and 50% in shares of our common stock (valued at delivery date); (iv) a “Tier-2 Earn-Out Payment” of up to a maximum of $2,000,000, equal to 20% of the amount by which the Adcom cumulative Gross Profit Contribution exceeds $16,580,000 during the four year earn-out period; and (v) an “Integration Payment” of $1,250,000 payable on the earlier of the date certain integration targets are achieved or 18 months after the closing, payable 50% in cash and 50% in our shares of our common stock (valued at delivery date). The Integration Payment, the Tier-1 Earn-Out Payments and certain amounts of the Tier-2 Payments may be subject to acceleration upon occurrence of a “Corporate Transaction” (as defined in the Agreement), which includes a future sale of Adcom or Radiant, or certain changes in corporate control. The cash component of the transaction was financed through a combination of our existing funds and the proceeds from a revolving credit facility provided by Bank of America, N.A.

Founded in 1978, Adcom provides a full range of domestic and international freight forwarding solutions to a diversified account base including manufacturers, distributors and retailers through a combination of three company-owned and twenty-seven independent agency locations across North America.

The foregoing information is intended as a summary of the reported transaction and is qualified in its entirety by reference to the complete text of the Stock Purchase Agreement which is filed as Exhibit 2.1 to this Report and the other Exhibits to this Report .

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this Report is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registration.

In connection with the acquisition of Adcom, we have entered into a third amendment to our secured credit facility with Bank of America, N.A. (the “Facility”). As amended, and including availability for Company letters of credit, the Facility has been increased from $10 million to $15 million. The Facility is collateralized by our accounts receivable and other assets of the Company and our subsidiaries. Advances under the Facility are available to fund future acquisitions, capital expenditures or for other corporate purposes. The Facility provides for advances of up to 80% of our eligible accounts receivable.

The foregoing information is intended as a summary of the reported transaction and is qualified in its entirety by reference to the complete text of the Third Amendment to Loan Documents dated as of September 2, 2008, by and among Bank of America, N.A. and Radiant Logistics, Inc., Airgroup Corporation, Radiant Logistics Global Services, Inc., and Radiant Logistics Partners, LLC, and Adcom Express, Inc. which is filed as Exhibit 10.2 to this Report.

Section 8 – Other Events

Item 8.01 Other Events.

In connection with the completion of the transaction, as described in Item 1.01, the Company appointed Robert F. Friedman, as President, of Adcom Express, Inc. Mr. Friedman serves as the President of Adcom Express, Inc., a company he started in September of 1978.  Over the past 30 years, Mr. Friedman has overseen the evolution of the company from a provider of small package courier services to a full-service third party logistics company that derives over 50% of its revenues from international transportation services.  Mr. Friedman has served as a Board Member of the XLA Express Delivery and Logistics Association for the past 10 years and is a 15-year member of the Airforwarders Association.  He received a Bachelor of Arts degree from the University of Minnesota.

The foregoing information is intended as a summary of the reported transaction and is qualified in its entirety by reference to the complete text of the Executive Employment Agreement between Adcom Express, Inc., and Robert F. Friedman which is filed as Exhibit 10.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Adcom Express, Inc. and Subsidiaries Consolidated Financial Statements as and for the years ended September 30, 2007 and 2006
Independent Auditors' Report	1
Consolidated Balance Sheets	2
Consolidated Statements of Operations	3
Consolidated Statements of Stockholder's Equity	4
Consolidated Statements of Cash Flows	5
Notes to Consolidated Financial Statements	6 - 12

Adcom Express, Inc. and Subsidiaries Consolidated Financial Statements as and for the nine months ended June 30, 2008 and 2007
Consolidated Balance Sheets	13
Consolidated Statements of Operations	14
Consolidated Statements of Cash Flows	15
Notes to Consolidated Financial Statements	16-21

(b) Pro forma Financial Information

In accordance with Item 9.01(b)(2) of Form 8-K, pro forma financial information required under this Item 9.01 will be filed by amendment to the original Current Report on Form 8-K no later than 71 days after the date this Report was required to be filed.

(d) Exhibits (referenced to Item 6.01 of Regulation S-K):

2.1 Stock Purchase Agreement by and between Radiant Logistics, Inc., a Delaware corporation (“Purchaser”) and Robert F. Friedman (“Shareholder”) dated September 5, 2008.

10.1 Executive Employment Agreement between Adcom Express, Inc., and Robert F. Friedman.

10.2 Third Amendment to Loan Documents dated as of September 2, 2008, by and between Bank of America, N.A. and Radiant Logistics, Inc., Airgroup Corporation, Radiant Logistics Global Services, Inc., and Radiant Logistics Partners, LLC, and Adcom Express, Inc.

99.1 Press Release of Radiant Logistics, Inc. dated September 8, 2008.

Financial Statements provided under Item 9.01(a)

INDEPENDENT AUDITORS' REPORT

Stockholder and Board of Directors
Adcom Express and Subsidiaries
Edina, Minnesota

We have audited the accompanying consolidated balance sheets of Adcom Express and Subsidiaries as of September 30, 2007 and 2006, and the related consolidated statements of operations, stockholder's equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Adcom Express and Subsidiaries as of September 30, 2007 and 2006, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Virchow, Krause & Company, LLP

Minneapolis, Minnesota
August 27, 2008

ADCOM EXPRESS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
September 30, 2007 and 2006

	2007	2006
ASSETS

CURRENT ASSETS
Available-for-sale securities	$12,946	$34,335
Accounts receivable - trade, net	9,437,906	8,332,408
Accounts receivable - other	75,305	246,336
Current portion of note receivable	137,142	132,583
Prepaid expenses	93,635	95,203
Federal tax deposit	82,468	81,169
Total Current Assets	9,839,402	8,922,034
PROPERTY AND EQUIPMENT, NET	360,657	334,965
OTHER ASSETS
Note receivable, net of current portion	288,769	425,910
Due from stockholder	626,414	444,034
Deposits	37,477	41,281
Customer lists, net	81,667	16,667
International advances	72,023	144,232
Investment	10,950	-
Total Other Assets	1,117,300	1,072,124
TOTAL ASSETS	$11,317,359	$10,329,123

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
Checks written in excess of bank balance	$771,850	$870,958
Line of credit	919,137	710,117
Current portion capital lease obligations	64,187	55,025
Accounts payable	7,850,111	6,715,613
Accrued expenses	43,332	115,778
Station deposits	365,909	330,406
Due to stockholder	57,000	-
Total Current Liabilities	10,071,526	8,797,897
CAPITAL LEASE OBLIGATIONS, NET OF CURRENT PORTION	22,355	64,598
Total Liabilities	10,093,881	8,862,495
COMMITMENTS AND CONTINGENCIES
STOCKHOLDER'S EQUITY
Controlling interest
Common stock, no par value, 2,500 shares authorized, issued and outstanding	1,000	1,000
Retained earnings	1,661,983	1,622,926
	1,662,983	1,623,926
Noncontrolling interest	(439,505)	(157,298)

Total Stockholder's Equity	1,223,478	1,466,628
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$11,317,359	$10,329,123

ADCOM EXPRESS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
Years Ended September 30, 2007 and 2006

	2007		2006
	Amount	Percent	Amount	Percent
REVENUES	$52,719,858	100.0	$51,644,759	100.0
COST OF REVENUES	48,423,086	91.9	47,447,140	91.9
Gross Profit	4,296,772	8.1	4,197,619	8.1
OPERATING EXPENSES	4,120,003	7.8	3,246,313	6.3
OPERATING INCOME	176,769	0.3	951,306	1.8
OTHER INCOME (EXPENSE)
Interest income	33,236	0.1	50,096	0.1
Interest expense	(182,372)	(0.3)	(153,086)	(0.3)
Other expense	(178,306)	(0.3)	(224,140)	(0.4)
Equity in earnings of investment	4,523	-	-	-
Net Other Expense	(322,919)	(0.5)	(327,130)	(0.6)

INCOME (LOSS) BEFORE NONCONTROLLING INTEREST	(146,150)	(0.2)	624,176	1.2

Noncontrolling interest	282,207	0.5	49,757	0.1
NET INCOME (LOSS)	$136,057	0.3	$673,933	1.3

See accompanying notes to consolidated financial statements.

ADCOM EXPRESS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
Years Ended September 30, 2007 and 2006

	Common Stock	Retained Earnings	Noncontrolling Interest	Total
BALANCES, September 30, 2005	$1,000	$1,548,993	$(107,541)	$1,442,452
Net income	-	673,933	-	673,933
Change in noncontrolling interest	-	-	(49,757)	(49,757)
Distributions to stockholder	-	(600,000)	-	(600,000)
BALANCES, September 30, 2006	1,000	1,622,926	(157,298)	1,466,628
Net income	-	136,057	-	136,057
Change in noncontrolling interest	-	-	(282,207)	(282,207)
Distributions to stockholder	-	(97,000)	-	(97,000)
BALANCES, September 30, 2007	$1,000	$1,661,983	$(439,505)	$1,223,478

See accompanying notes to consolidated financial statements.

ADCOM EXPRESS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
Years Ended September 30, 2007 and 2006

	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$136,057	$673,933
Adjustments to reconcile net income to net cash flows from operating activities
Change in noncontrolling interest	(282,207)	(49,757)
Increase in allowance for doubtful accounts	90,000	10,000
Depreciation and amortization	151,781	176,234
Equity in earnings of investment	(4,523)	-
Changes in assets and liabilities:
Accounts receivable - trade	(1,195,498)	(2,486,743)
Accounts receivable - other	171,031	34,432
Prepaid expenses	1,568	68,722
Federal tax deposit	(1,299)	(81,169)
Deposits	3,804	(3,881)
International advances	72,209	(27,147)
Accounts payable	1,134,501	1,804,504
Accrued expenses	(72,450)	49,983
Station deposits	35,503	79,765
Net Cash Flows from Operating Activities	240,477	248,876
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(145,529)	(82,001)
Cash advanced to stockholder	(182,380)	(396,321)
Payments received on note receivable	132,582	127,628
Proceeds from sale of marketable securities	21,389	3,892
Purchase of customer list	(75,000)	-
Cash paid for investment	(6,427)	-
Net Cash Flows from Investing Activities	(255,365)	(346,802)
CASH FLOWS FROM FINANCING ACTIVITIES
Increase (decrease) in checks written in excess of bank balance	(99,108)	312,284
Net advances on line of credit	209,020	270
Proceeds from due to stockholder	57,000	-
Payments on capital lease obligations	(55,024)	(44,628)
Distributions to stockholder	(97,000)	(170,000)
Net Cash Flows from Financing Activities	14,888	97,926
Net Change in Cash	-	-
CASH - Beginning of Year	-	-
CASH - END OF YEAR	$-	$-

Supplemental cash flows disclosures Cash paid for interest	$140,757	$214,133
Purchases of property and equipment financed through capital lease obligations	$21,943	$159,750
Distributions applied against amount due from stockholder	$-	$430,000

See accompanying notes to consolidated financial statements.

ADCOM EXPRESS, INC. AND SUBSIDIARIES

NOTE 1 - Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

Adcom Express, Inc. (“Adcom”) was incorporated in Minnesota in September 1978. Adcom performs various services for thirty Adcom Express stations located in major U.S. cities. Adcom Express is the service mark owned by Adcom Express, Inc. and its use has been granted to stations which provide freight forwarding services. The services provided by Adcom consist of education/training, marketing assistance, significant carrier relationships, logistical support, billing and collection of customer accounts receivable, technology and system management, central processing services, and full service accounting services.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Adcom Express, Inc., BFW Logistics, Inc., FNA Corporation, Adcom Express of Colorado, Inc., TR & MM, Inc., Adcom Worldwide (Canada) ULC (together, the “Company”) and is in compliance with FIN No. 46 - Consolidation of Variable Interest Entities (VIE), an Interpretation of ARB No. 51, issued by the Financial Accounting Standards Board (FASB) in January 2003. The interpretation requires variable interest entities to be consolidated by their primary beneficiary when certain circumstances exist. The primary beneficiary is the entity that holds the majority of the beneficial interests in the variable interest entity. A VIE is a legal entity used for business purposes that either does not have equity investors with voting rights or has equity investors that do not provide sufficient financial resources for the entity to support its activities. At September 30, 2007 and 2006 Adcom Express, Inc. was the primary beneficiary of BFW Logistics, Inc., FNA Corporation, Adcom Express of Colorado, Inc., TR & MM, Inc., and Adcom Worldwide (Canada) ULC, requiring consolidation of the companies. All significant intercompany accounts and transactions have been eliminated in consolidation.

Cash

The Company maintains its cash in high quality financial institutions. The balances, at times, may exceed federally insured limits.

Revenue Recognition and Accounts Receivable

The Company records revenue and the related account receivable when a station originates a shipment for a customer. At the same time, it records the cost of revenue and the related account payable (to carriers, couriers, and stations participating in the shipment). The Company charges unpaid customer receivables back to the originating station if the account is unpaid after 90 days. After a period of 18 months for land transportation vendors and six years for air transportation vendors, the Company writes off accounts payable to other revenue in the event an estimated invoice for the recorded account payable has not been received from the vendor prior to the respective expiration period.

See accompanying notes to consolidated financial statements.

ADCOM EXPRESS, INC. AND SUBSIDIARIES

Accounts receivable are stated at the amount billed to customers. The Company provides an allowance for doubtful accounts, which is based upon a review of outstanding receivables, historical collection information and existing economic conditions. The allowance is provided for accounts with a significant pattern of uncollectibility based on historical experience and management’s evaluation of accounts receivable. The Company writes-off accounts receivable when they become uncollectible, and payments subsequently received on such receivables are credited to the allowance for doubtful accounts. The Company does not accrue interest on past due receivables. The allowance for doubtful accounts at September 30, 2007 and 2006 was $150,000 and $60,000, respectively.

Available-for-sale securities

Securities held as available-for-sale are stated at market value. Adjustments to market value are recorded as a separate component of equity. Realized gains and losses upon disposition are determined using the specific identification method. Market value approximates cost at both September 30, 2007 and 2006.

Property and Equipment

Property and equipment is recorded at cost. Improvements are capitalized while repair and maintenance costs are charged to operations when incurred. Furniture, fixtures and equipment are depreciated using straight-line methods over their estimated useful lives of five to seven years. Leasehold improvements are amortized using the straight-line method over the shorter of their estimated lives or the lease term.

Intangibles

Customer lists are being amortized using the straight-line method over 15 years.

Income taxes

The Company and its subsidiaries file separate federal and state tax returns.

Advertising Costs

Advertising costs are charged to expense as incurred. Advertising expense was $10,467 and $17,588 for the years ended September 30, 2007 and 2006, respectively.

Management's Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

See accompanying notes to consolidated financial statements.

ADCOM EXPRESS, INC. AND SUBSIDIARIES

Recently Issued Accounting Standards

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation (FIN) No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109. FIN 48 prescribes a comprehensive model for recognizing, measuring, presenting and disclosing in the financial statements tax positions taken or expected to be taken on a tax return, including a decision whether to file or not to file in a particular jurisdiction. FIN 48 is effective for fiscal years beginning after December 15, 2007. If there are changes in net assets as a result of application of FIN 48, these will be accounted for as an adjustment to retained earnings. The Company is currently assessing the impact of FIN 48 on its financial position and results of operations.

In September 2006, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements. SFAS No. 157 establishes a common definition for fair value to be applied to U.S. GAAP guidance requiring use of fair value, establishes a framework for measuring fair value, and expands disclosure about such fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Company is currently assessing the impact of SFAS No. 157 on its financial position and results of operations.

NOTE 2 - Property and Equipment, Net

Property and equipment consisted of the following at September 30:
	2007	2006
Computer equipment	$1,753,064	$1,629,713
Property and equipment	202,201	163,203
Furniture and fixtures	53,524	48,400
Leasehold improvements	8,534	8,534
Total property and equipment	2,017,323	1,849,850
Less: accumulated depreciation and amortization	(1,656,666)	(1,514,885)
Property and equipment, net	$360,657	$334,965

Depreciation expense was $141,780 and $167,901 for the years ended September 30, 2007 and 2006, respectively.

See accompanying notes to consolidated financial statements.

ADCOM EXPRESS, INC. AND SUBSIDIARIES

NOTE 3 - Customer Lists

The following is a summary of the amortizable customer lists at September 30, 2007:

	Gross Carrying Value	Accumulated Amortization	Net Carrying Value
Newark customer list	$125,000	$116,666	$8,334
Advantek customer list	75,000	1,667	73,333
Total Intangible Assets	$200,000	$118,333	$81,667

The following is a summary of the amortizable customer list at September 30, 2006:

	Gross Carrying Value	Accumulated Amortization	Net Carrying Value
Newark customer List	$125,000	$108,333	$16,667

These intangible assets are amortized based upon the estimated economic life or the contractual life of the assets. Amortization expense recognized on all amortizable intangibles was $10,000 and $8,333 for the years ended September 30, 2007 and 2006, respectively.

Estimated future amortization expense is as follows:

2008	$13,333
2009	5,000
2010	5,000
2011	5,000
2012	5,000
Thereafter	48,334
Total	$81,667

NOTE 4 - Note Receivable

In August 2005, the Company sold its 50% interest in a station for a sale price of $900,000. The Company received a downpayment of $150,000 and entered into a non-interest bearing promissory note receivable for $750,000. The terms of this note call for quarterly installments of $37,500 over five years, and is secured by a third mortgage on the buyer's residence and a pledge of the stock acquired. This note has been recorded at its net present value using an interest rate of 3.42%. The outstanding balance was $425,911 and $558,493 at September 30, 2007 and 2006, respectively. Principal payments to be received are $137,143, $141,926, and $146,842 for the remaining years ending September 30, 2008, 2009, and 2010, respectively.

See accompanying notes to consolidated financial statements.

ADCOM EXPRESS, INC. AND SUBSIDIARIES

NOTE 5 - Lines of Credit

The Company has a revolving line of credit that matures December 31, 2009. Maximum borrowings on the line of credit are $2,000,000, subject to borrowing base limitations. Outstanding borrowings were $919,137 and $710,117 at September 30, 2007 and 2006, respectively. The note bears interest at the prime rate plus 3.75% (7.75% and 8.25% at September 30, 2007 and 2006, respectively). The line is secured by substantially all assets of the Company and is subject to various financial covenants of which the Company complied with as of September 30, 2007 and 2006.

NOTE 6 - Capital Lease Obligations

The Company entered into a capital lease agreement in 2005 for computer equipment. The lease agreement expires on May 7, 2010. The capitalized cost of the leased property at September 30, 2007 and 2006 is $159,750. Accumulated amortization was $57,825 and $27,875 at September 30, 2007 and 2006, respectively.

The Company entered into a capital lease agreement in 2007 for computer equipment. The lease agreement expires on May 7, 2010. The capitalized cost of the leased property at September 30, 2007 is $21,943. Accumulated amortization was $1,306 at September 30, 2007.

Amortization expense on all capital leases is included with depreciation expense.

The following is a schedule of future minimum lease payments under the capital leases together with the present value of the net minimum lease payments at September 30, 2007:

Future minimum lease payments due in year ending September:
2008	$69,369
2009	18,523
2010	4,873
Total Future Minimum Lease Payments	92,765
Less: Amount representing interest at 5.8%	(6,223)
Present Value of Future Minimum Lease Payments	86,542
Less: Current portion	(64,187)
Long-Term Capital Lease Obligation	$22,355

NOTE 7 - Income Taxes

Adcom Express, Inc., FNA Corporation, BFW Logistics, Inc., and Adcom Worldwide (Canada) ULC have elected under federal and state income tax statutes to be treated as an S corporation. TR & MM, Inc. is a single member Limited Liability Company (LLC). As such, the income, losses and credits of all of these entities will be included in the income tax returns of its member. Therefore, these consolidated financial statements do not include any provision or liability for income taxes.

See accompanying notes to consolidated financial statements.

ADCOM EXPRESS, INC. AND SUBSIDIARIES

NOTE 8 - Operating Leases

The Company leases office and warehouse space under an operating lease that expires December 2009; however, the Company may terminate the lease upon a six-month advanced notice. The Company also lease certain equipment under operating lease agreements expiring through September 2010. Rent expense under these leases totaled $130,203 and $144,359 for the years ended September 30, 2007 and 2006, respectively.

Future minimum lease payments under non-cancelable operating leases are as follows for the years ending September 30:

2008	$94,236
2009	95,958
2010	34,253
Total	$224,447

NOTE 9 - Retirement Plans

The Company maintains a 401(k) plan for employees of the Company. The Company's matching contributions were $30,916 and $32,736 for the years ended September 30, 2007 and 2006, respectively.

The Company also maintains a discretionary profit sharing plan. Company contributions were $23,158 and $14,046 for the years ended September 30, 2007 and 2006, respectively.

NOTE 10 - Related Party Transactions

Due to Stockholder

At September 30, 2007 and 2006, the Company owed the stockholder $57,000 and $0, respectively. The note is an unsecured, non-interest bearing, and is due on demand.

Due from Stockholder

At September 30, 2007 and 2006, the Company had outstanding advances of $626,414 and $444,034 to the stockholder of the Company. These advances are unsecured, accrue interest at 3.00% and are due on demand. Interest income on these advances was $15,422 and $20,741 for the years ended September 30, 2007 and 2006, respectively.

See accompanying notes to consolidated financial statements.

ADCOM EXPRESS, INC. AND SUBSIDIARIES

NOTE 11 - Subsequent Event

The Company entered into an extension agreement with a station in January 2008 that expires in five years. In consideration for the extension, the Company paid $150,000 in January 2008, approximately $40,000 in June 2008, with the balance of $110,000 due in October 2008. The total fixed fee of $300,000 is being amortized on a straight-line basis over the five-year term of the agreement. In addition, the Company is required to pay a portion of the domestic profits as defined in the agreement for the next three years. The additional payment for the first four months was approximately $35,000. The additional payments will be added to the prepaid station deposit and amortized over the remaining term of the agreement.

See accompanying notes to consolidated financial statements.

ADCOM EXPRESS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
June 30, 2008 and September 30, 2007

	June 30, 2008 (Unaudited)	September 30, 2007 (Audited)

ASSETS

CURRENT ASSETS
Available-for-sale securities	$12,946	$12,946
Accounts receivable - trade, net	10,272,273	9,437,906
Accounts receivable - other	68,408	75,305
Current portion of note receivable	140,713	137,142
Prepaid expenses	46,883	93,635
Federal tax deposit	82,468	82,468
Total Current Assets	10,623,691	9,839,402
PROPERTY AND EQUIPMENT, NET	302,435	360,657
OTHER ASSETS
Note receivable, net of current portion	182,767	288,769
Due from stockholder	599,734	626,414
Deposits	72,369	37,477
Customer lists, net	71,667	81,667
International advances	-	72,023
Investment	11,644	10,950
Prepaid station deposit, net	304,892	-
Total Other Assets	1,243,073	1,117,300
TOTAL ASSETS	$12,169,199	$11,317,359

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
Checks written in excess of bank balance	$1,078,909	$771,850
Line of credit	1,304,305	919,137
Current portion capital lease obligations	32,261	64,187
Accounts payable	7,182,449	7,850,111
Accrued expenses	536,660	43,332
Station deposits	434,336	365,909
Due to stockholder	-	57,000
Total Current Liabilities	10,568,920	10,071,526
CAPITAL LEASE OBLIGATIONS, NET OF CURRENT PORTION	6,691	22,355
Total Liabilities	10,575,611	10,093,881
COMMITMENTS AND CONTINGENCIES
STOCKHOLDER'S EQUITY
Controlling interest
Common stock, no par value, 2,500 shares authorized, issued and outstanding	1,000	1,000
Retained earnings	1,984,111	1,661,983
	1,985,111	1,662,983
Noncontrolling interest	(391,523)	(439,505)

Total Stockholder's Equity	1,593,588	1,223,478
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$12,169,199	$11,317,359

See accompanying notes to consolidated financial statements.

ADCOM EXPRESS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
For the Nine Months Ended June 30, 2008 and 2007
(Unaudited)

	2008		2007
	Amount	Percent	Amount	Percent
REVENUES	$47,357,171	100.0	$38,823,472	100.0
COST OF REVENUES	43,494,588	91.9	35,681,046	91.9
Gross Profit	3,862,583	8.1	3,142,426	8.1
OPERATING EXPENSES	3,085,370	6.5	2,937,787	7.6
OPERATING INCOME	777,213	1.6	204,639	0.5
OTHER INCOME (EXPENSE)
Interest income	23,552	-	25,936	0.1
Interest expense	(124,060)	(0.2)	(129,359)	(0.3)
Other expense	(421,740)	(0.9)	(98,107)	(0.3)
Equity in earnings of investment	693	-	1,649	-
Net Other Expense	(521,555)	(1.1)	(199,881)	(0.5)
INCOME BEFORE NONCONTROLLING INTEREST	255,658	0.5	4,758	-

Noncontrolling interest	264,470	0.6	196,989	0.5
NET INCOME	$520,128	1.1	$201,747	0.5

See accompanying notes to consolidated financial statements.

ADCOM EXPRESS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
NINE MONTHS ENDED JUNE 30, 2008 and 2007
(Unaudited)

	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$520,128	$201,747
Adjustments to reconcile net income to net cash flows from operating activities
Change in noncontrolling interest	(264,470)	(196,988)
Depreciation	101,373	104,865
Amortization and amortization of prepaid station deposit	40,000	6,250
Equity in earnings of investment	(690)	(1,649)
Changes in assets and liabilities:
Accounts receivable - trade	(834,367)	(503,543)
Accounts receivable - other	6,897	149,295
Prepaid expenses	46,752	29,962
Federal tax deposit	-	(1,299)
Deposits	(34,892)	(696)
International advances	72,023	25,883
Accounts payable	(667,666)	(508,362)
Accrued expenses	493,328	469,910
Station deposits	68,427	18,193
Net Cash Flows from Operating Activities	(453,157)	(206,432)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(43,151)	(140,831)
Cash received from (advanced to) stockholder	26,680	(187,846)
Payments received on note receivable	102,431	99,044
Prepaid station deposit paid	(334,892)	-
Proceeds from sale of marketable securities	-	19,494
Purchase of customer list	-	(75,000)
Cash paid for investment	-	(6,427)
Net Cash Flows from Investing Activities	(248,932)	(291,566)
CASH FLOWS FROM FINANCING ACTIVITIES
Increase in checks written in excess of bank balance	307,059	110,230
Net advances on line of credit	385,168	445,685
Proceeds from due to stockholder	-	57,000
Payments on capital lease obligations	(47,590)	(17,917)
Capital contributions	255,699	-
Distributions to stockholder	(198,247)	(97,000)
Net Cash Flows from Financing Activities	702,089	497,998
Net Change in Cash	-	-
CASH - Beginning of Period	-	-
CASH - END OF PERIOD	$-	$-

Supplemental cash flows disclosures Cash paid for interest	$104,865	$105,597
Noncash Investing and Financing Activity: Conversion of due to stockholder to stockholder's equity	$57,000	$-

See accompanying notes to consolidated financial statements.

ADCOM EXPRESS, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2008 and 2007

NOTE 1 - Nature of Operations and Summary of Significant Accounting Policies

Basis of Presentation

The accompanying unaudited financial statements of Adcom Express, Inc. and Subsidiaries (the Company) have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all normal, recurring adjustments considered necessary for a fair presentation have been included. The financial statements should be read in conjunction with the audited financial statements for the fiscal year ended September 30, 2007. Interim results of operations are not necessarily indicative of the results to be expected for the full year or any other interim periods.

Nature of Operations

Adcom Express, Inc. (“Adcom”) was incorporated in Minnesota in September 1978. Adcom performs various services for thirty Adcom Express stations located in major U.S. cities. Adcom Express is the service mark owned by Adcom Express, Inc. and its use has been granted to stations which provide freight forwarding services. The services provided by Adcom consist of education/training, marketing assistance, significant carrier relationships, logistical support, billing and collection of customer accounts receivable, technology and system management, central processing services, and full service accounting services.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Adcom Express, Inc., BFW Logistics, Inc., FNA Corporation, Adcom Express of Colorado, Inc., TR & MM, Inc., Adcom Worldwide (Canada) ULC (together, the “Company”) and is in compliance with FIN No. 46 - Consolidation of Variable Interest Entities (VIE), an Interpretation of ARB No. 51, issued by the Financial Accounting Standards Board (FASB) in January 2003. The interpretation requires variable interest entities to be consolidated by their primary beneficiary when certain circumstances exist. The primary beneficiary is the entity that holds the majority of the beneficial interests in the variable interest entity. A VIE is a legal entity used for business purposes that either does not have equity investors with voting rights or has equity investors that do not provide sufficient financial resources for the entity to support its activities. At June 30, 2008 and September 30, June 30, 2008 and 2007 Adcom Express, Inc. was the primary beneficiary of BFW Logistics, Inc., FNA Corporation, Adcom Express of Colorado, Inc., TR & MM, Inc., and Adcom Worldwide (Canada) ULC, requiring consolidation of the companies. All significant intercompany accounts and transactions have been eliminated in consolidation.

Cash

The Company maintains its cash in high quality financial institutions. The balances, at times, may exceed federally insured limits.

ADCOM EXPRESS, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2008 and 2007

NOTE 1 - Nature of Operations and Summary of Significant Accounting Policies (cont.)

Revenue Recognition and Accounts Receivable

The Company records revenue and the related account receivable when a station originates a shipment for a customer. At the same time, it records the cost of revenue and the related account payable (to carriers, couriers, and stations participating in the shipment). The Company charges unpaid customer receivables back to the originating station if the account is unpaid after 90 days. After a period of 18 months for land transportation vendors and six years for air transportation vendors, the Company writes off accounts payable to other revenue in the event an estimated invoice for the recorded account payable has not been received from the vendor prior to the respective expiration period.

Accounts receivable are stated at the amount billed to customers. The Company provides an allowance for doubtful accounts, which is based upon a review of outstanding receivables, historical collection information and existing economic conditions. The allowance is provided for accounts with a significant pattern of uncollectibility based on historical experience and management’s evaluation of accounts receivable. The Company writes-off accounts receivable when they become uncollectible, and payments subsequently received on such receivables are credited to the allowance for doubtful accounts. The Company does not accrue interest on past due receivables. The allowance for doubtful accounts at both June 30, 2008 and September 30, 2007 was $150,000.

Property and Equipment

Property and equipment is recorded at cost. Improvements are capitalized while repair and maintenance costs are charged to operations when incurred. Furniture, fixtures and equipment are depreciated using straight-line methods over their estimated useful lives of five to seven years. Leasehold improvements are amortized using the straight-line method over the shorter of their estimated lives or the lease term.

Intangibles

Customer lists are being amortized using the straight-line method over 15 years.

Advertising Costs

Advertising costs are charged to expense as incurred. Advertising expense was $10,336 and $10,467 for the nine months ended June 30, 2008 and 2007, respectively.

Management's Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ADCOM EXPRESS, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2008 and 2007

NOTE 1 - Nature of Operations and Summary of Significant Accounting Policies (cont.)

Recently Issued Accounting Standards

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation (FIN) No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109. FIN 48 prescribes a comprehensive model for recognizing, measuring, presenting and disclosing in the financial statements tax positions taken or expected to be taken on a tax return, including a decision whether to file or not to file in a particular jurisdiction. FIN 48 is effective for fiscal years beginning after December 15, 2007. If there are changes in net assets as a result of application of FIN 48, these will be accounted for as an adjustment to retained earnings. The Company is currently assessing the impact of FIN 48 on its financial position and results of operations.

During September 2006, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements” (“SFAS 157”). This statement defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, however, during December 2007, the FASB proposed FASB Staff Position SFAS 157-2 deferred the effective date of certain provisions of SFAS 157 until fiscal years beginning after November 15, 2008. The Company does not believe that the adoption of SFAS 157 will have a material effect on its results of operations or financial position.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities-Including an Amendment of FASB Statement No 115.” SFAS No. 159 permits an entity to choose to measure many financial instruments and certain other items at fair value. Most of the provisions of SFAS No. 159 are elective; however, the amendment of SFAS No. 115, “Accounting for Certain Investments in Debt and Equity Securities,” applies to all entities with available-for-sale or trading securities. For financial instruments elected to be accounted for at fair value, an entity will report the unrealized gains and losses in earnings. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. The Company does not believe that the adoption of SFAS No. 159 will have a material effect on its results of operations or financial position.

During December 2007, the FASB issued SFAS No. 141 (Revised 2007), “Business Combinations” (“SFAS 141 (Revised 2007)”). While this statement retains the fundamental requirement of SFAS 141 that the acquisition method of accounting (which SFAS 141 called the purchase method) be used for all business combinations, SFAS 141 (Revised 2007) now establishes the principles and requirements for how an acquirer in a business combination: recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interests in the acquiree; recognizes and measures the goodwill acquired in the business combination or the gain from a bargain purchase; and determines what information should be disclosed in the financial statements to enable the users of the financial statements to evaluate the nature and financial effects of the business combination. SFAS 141R is effective for fiscal years beginning on or after December 15, 2008. The Company does not believe that the adoption of SFAS 141R will have a material effect on its results of operations or financial position.

ADCOM EXPRESS, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2008 and 2007

NOTE 1 - Nature of Operations and Summary of Significant Accounting Policies (cont.)

During December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB No. 51” (“SFAS 160”). This statement establishes accounting and reporting standards for noncontrolling interests in subsidiaries and for the deconsolidation of subsidiaries and clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. This statement also requires expanded disclosures that clearly identify and distinguish between the interests of the parent owners and the interests of the noncontrolling owners of a subsidiary. SFAS 160 is effective for fiscal years beginning on or after December 15, 2008. The Company does not believe that the adoption of SFAS 160 will have a material effect on its results of operations or financial position.

During March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivatives Instruments and Hedging Activities, an Amendment of FASB Statement No. 133” (“SFAS 161”). This Statement changes the disclosure requirements for derivative instruments and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. The Company does not believe that the adoption of SFAS 161 will have a material effect on its results of operations or financial position.

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts – An interpretation of FASB Statement No. 60”. SFAS 163 requires that an insurance enterprise recognize a claim liability prior to an event of default when there is evidence that credit deterioration has occurred in an insured financial obligation. It also clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities, and requires expanded disclosures about financial guarantee insurance contracts. It is effective for financial statements issued for fiscal years beginning after December 15, 2008, except for some disclosures about the insurance enterprise’s risk-management activities. SFAS 163 requires that disclosures about the risk-management activities of the insurance enterprise be effective for the first period beginning after issuance. Except for those disclosures, earlier application is not permitted. The Company does not believe that the adoption of this statement will have a material effect on the Company’s financial statements.

ADCOM EXPRESS, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2008 and 2007

NOTE 2 - Customer Lists

The following is a summary of the amortizable customer lists at June 30, 2008:

	Years	Gross Carrying Value	Accumulated Amortization	Net Carrying Value
Newark customer list	5 - 8	$125,000	$122,916	$2,084
Advantek customer list	5 - 10	75,000	5,417	69,583
Total Intangible Assets		$200,000	$128,333	$71,667

The following is a summary of the amortizable customer lists at September 30, 2007:

	Years	Gross Carrying Value	Accumulated Amortization	Net Carrying Value
Newark customer list	5 - 8	$125,000	$116,666	$8,334
Advantek customer list	5 - 10	75,000	1,667	73,333
Total Intangible Assets		$200,000	$118,333	$81,667

These intangible assets are amortized based upon the estimated economic life or the contractual life of the assets. Amortization expense recognized on customer lists was $10,000 and $6,250 for the nine months ended June 30, 2008 and 2007, respectively.

Estimated future amortization expense is as follows:

2008	$3,333
2009	5,000
2010	5,000
2011	5,000
2012	5,000
Thereafter	48,334
Total	$71,667

NOTE 3 - Note Receivable

In August 2005, the Company sold its 50% interest in a station for a sale price of $900,000. The Company received a downpayment of $150,000 and entered into a non-interest bearing promissory note receivable for $750,000. The terms of this note call for quarterly installments of $37,500 over five years. This note has been recorded at its net present value using an interest rate of 3.42%. The outstanding balance was $323,480 and $425,911 at June 30, 2008 and September 30, 2007, respectively. Principal payments to be received are $34,712, $141,926, and $146,842 for the remaining periods ending September 30, 2008, 2009, and 2010, respectively.

ADCOM EXPRESS, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2008 and 2007

NOTE 4 - Lines of Credit

The Company has a revolving line of credit that matures December 31, 2009. Maximum borrowings on the line of credit are $2,000,000, subject to borrowing base limitations. Outstanding borrowings were $1,304,305 and $919,137 at June 30, 2008 and September 30, 2007, respectively. The note bears interest at the prime rate plus 3.75% (7.75% and 8.25% at June 30, 2008 and 2007, respectively). The line is secured by substantially all assets of the Company and is subject to various financial covenants of which the Company complied with as of June 30, 2008 and 2007.

NOTE 5 - Income Taxes

Adcom Express, Inc., FNA Corporation, BFW Logistics, Inc., and Adcom Worldwide (Canada) ULC have elected under federal and state income tax statutes to be treated as an S corporation. TR & MM, Inc. is a single member Limited Liability Company (LLC). As such, the income, losses and credits of all of these entities will be included in the income tax returns of its member. Therefore, these consolidated financial statements do not include any provision or liability for income taxes.

NOTE 6 - Related Party Transactions

Due to Stockholder

At June 30, 2008 and 2007, the Company owed the stockholder $0 and $57,000, respectively. The note was an unsecured, non-interest bearing, and was due on demand.

Due from Stockholder

At June 30, 2008 and 2007, the Company had outstanding advances of $599,734 and $626,414 to the stockholder of the Company. These advances are unsecured, accrue interest at 3.00% and are due on demand. Interest income on these advances was $13,494 and $13,604 for the nine months ended June 30, 2008 and 2007, respectively.

NOTE 7 - Prepaid Station Deposit

The Company entered into an extension agreement with a station in January 2008 that expires in five years. In consideration for the extension, the Company paid $150,000 in January 2008, approximately $40,000 in June 2008, with the balance of $110,000 due in October 2008. The total fixed fee of $300,000 is being amortized on a straight-line basis over the five-year term of the agreement. In addition, the Company is required to pay a portion of the domestic profits as defined in the agreement for the next three years. The additional payment for the first four months ended April 30, 2008 was approximately $35,000. The additional payments will be added to the prepaid station deposit and amortized over the remaining term of the agreement. The amortization expense related to the prepaid station deposit for the nine months ended June 30, 2008 was $30,000. Estimated amortization expense for each of the next five years is approximately $67,000 per year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIANT LOGISTICS, INC.

Date: September 10, 2008	By:	/s/ Bohn H. Crain
Bohn H. Crain, CEO

Exhibit Index

2.1 Stock Purchase Agreement by and between Radiant Logistics, Inc., a Delaware corporation (“Purchaser”) and Robert F. Friedman (“Shareholder”) dated September 5, 2008.

10.1 Executive Employment Agreement between Adcom Express, Inc., and Robert F. Friedman.

10.2 Third Amendment to Loan Documents dated as of September 2, 2008, by and between Bank of America, N.A. and Radiant Logistics, Inc., Airgroup Corporation, Radiant Logistics Global Services, Inc., and Radiant Logistics Partners, LLC, and Adcom Express, Inc.

99.1 Press Release of Radiant Logistics, Inc. dated September 8, 2008.